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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 19, 2000
Date of Report
(Date of earliest event reported)

CENTERSPAN COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Oregon	0-25520	93-1040330
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7175 NW Evergreen Parkway, Suite 400, Hillsboro, Oregon 97124-5839
(Address of principal executive offices, including Zip Code)

(503) 615-3200
(Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

    On December 19, 2000, pursuant to an Asset Purchase Agreement, dated as of December 18, 2000 (the "Purchase Agreement"), between CenterSpan Communications Corporation, an Oregon corporation ("CenterSpan"), and Scour, Inc., a Delaware corporation ("Scour"), CenterSpan acquired substantially all the assets of Scour. The transaction was approved by the U.S. Bankruptcy Court in Scour's Chapter 11 proceeding.

    Prior to its bankruptcy, Scour developed Internet information location tools and provided other online services. Its peer-to-peer search and file sharing application, Scour Exchange, facilitated the search and exchange of digital audio, video and image files over the Internet. CenterSpan plans to recommence the Scour Exchange in the first quarter of 2001 as part of CenterSpan's secure and legal digital distribution channel, which will integrate peer-to-peer technology with digital rights management support to permit content owners to track and account for their content within the channel.

    CenterSpan paid consideration of $5,500,000 cash and 333,333 newly issued shares of its common stock for the Scour assets. CenterSpan funded the cash portion of the purchase price from its cash then on deposit. The shares issued by CenterSpan were valued at $10.50 per share, the closing price of CenterSpan's common stock on December 12, 2000, the date CenterSpan was named the successful bidder for the assets. None of the shares has been registered under the Securities Act of 1933. CenterSpan has agreed to register the shares under the Securities Act on a single S-3 registration statement within 60 days of the request of Scour or its permitted assigns. CenterSpan has agreed to cause such registration statement to remain effective for up to two years after its effectiveness.

    The asset acquisition will be accounted for under the purchase method of accounting.

    The description in this Report of the Purchase Agreement, which is filed as an exhibit to this Report, does not purport to be complete and is qualified in its entirety by the provisions of the Purchase Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial Statements of Business Acquired

    The required financial statements with respect to the asset acquisition will be filed, as permitted by SEC regulations, with an amendment to this Report on Form 8-K that will be filed prior to March 6, 2001.

  (b)
  Pro Forma Financial Information

    The required pro forma financial information, if any, with respect to the asset acquisition will be filed, as permitted by SEC regulations, with an amendment to this Report on Form 8-K that will be filed prior to March 6, 2001.

  (c)
  Exhibits

  2.1
  Asset Purchase Agreement, dated as of December 18, 2000, between CenterSpan Communications Corporation and Scour, Inc.

Forward Looking Statements

    This Report contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly the statements regarding CenterSpan's recommencement of the Scour Exchange in the first quarter of 2001 and the applications of CenterSpan's digital distribution channel. CenterSpan cannot guarantee any of the forward-looking statements, which are subject to risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those CenterSpan forecasts in the forward-looking statements due to a variety of factors, including some of those set forth in CenterSpan's Report on Form 10-K for the year ended December 31, 1999. The Company does not intend to update any forward-looking statements due to new information, future events or otherwise.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSPAN COMMUNICATIONS CORPORATION
Dated: January 3, 2001	By	/s/ MARK B. CONAN Mark B. Conan Vice President of Finance, Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated as of December 18, 2000, between CenterSpan Communications Corporation and Scour, Inc.

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Forward Looking Statements
SIGNATURE
EXHIBIT INDEX